UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MERRIMACK PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment	of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This Amendment No. 1 (the “Proxy Statement Amendment”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Merrimack Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission on March 21, 2024 amends and replaces the form of proxy card (the “Form of Proxy Card”) as included in the Proxy Statement. The information set forth in the Proxy Statement remains unchanged except as set forth in this Proxy Statement Amendment, in which case the information in the Proxy Statement is superseded by the information in this Proxy Statement Amendment.

Amendment to the Form of Proxy Card

During the filing process, the Form of Proxy Card as included with the Proxy Statement sustained a technical error which caused the filing agent to file a partially illegible portion of the Form of Proxy Card.

By this Proxy Statement Amendment, the Company is filing an amended form of proxy card (the “Amended Form of Proxy Card”). The amendment is necessary to make the Form of Proxy Card legible.

The soliciting materials distributed to stockholders contained the Amended Form of Proxy Card.

Amended Form of Proxy Card

The Amended Form of Proxy Card is as follows:

MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 Your vote matters – here’s how to vote! 000001 ADD 2 You may vote by submitting a proxy online or by phone ADD 3 instead of mailing this card. ADD 4 ADD 5 Online ADD 6 Go to www.envisionreports.com/MACK-SM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.envisionreports.com/MACK-SM Special Meeting of Stockholders Proxy Card 1234 5678 9012 345 qIF VOTING BY SUBMITTING A PROXY BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommend a vote FOR Proposals 1 and 2. + For Against Abstain For Against Abstain 1. To approve the liquidation and dissolution of the Company and 2. To approve one or more adjournments of the Special Meeting to the Plan of Liquidation and Dissolution (the “Plan of a later date or dates if necessary or appropriate to solicit Dissolution”), which, if approved, will authorize the Company additional proxies if there are insufficient votes at the time of and the Board of Directors to liquidate and dissolve the the Special Meeting to approve the Dissolution Proposal or in Company (the “Dissolution”) in accordance with the Plan of the absence of a quorum. Dissolution (the “Dissolution Proposal”); and B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 610323 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

The Special Meeting of Stockholders of Merrimack Pharmaceuticals, Inc. will be held on Friday, May 10, 2024 at 10:00 a.m. Eastern, virtually via the internet at meetnow.global/MX9GMCA. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.envisionreports.com/MACK-SM Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MACK-SM qIF VOTING BY SUBMITTING A PROXY BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q MERRIMACK PHARMACEUTICALS, INC. + Notice of Special Meeting of Stockholders Proxy Solicited by Board of Directors for Special Meeting of Stockholders — May 10, 2024 The undersigned hereby appoints Gary L. Crocker and Tim Surgenor, or either of them, as proxies (the “Proxies”), each with the full power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, on all matters which may come before the Special Meeting of Stockholders of Merrimack Pharmaceuticals, Inc. to be held on May 10, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the Proxies in accordance with the directions provided by the undersigned on the reverse side of this proxy card. If no such directions are indicated, the Proxies will have authority to vote FOR items 1 and 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.